General Power of Attorney

تــوكـــيل عـــــام

I, the undersigned, ***Mr. Tom Kjaer***, Danish national, holder of passport No. **203638282**, in my capacity as the attorney of **Michael Brudevold Hansen**, holder of Danish passport No. **204917321,** hereby appoint Mr. ***Christian Ellentoft***, Danish Nationality, holder of passport No. **201153333**, to be my Attorney on my behalf and authorize him with the following powers:-

1 To buy, sell, lease, mortgage properties, to manage the moveable and real estate properties and money, particularly real estates, shares and stocks by dealing, investment, construction, building, destroying, development, maintenance, repairing, renovation, insurance, hiring, selling , consolidation, substitution, vacating, buying, mortgage register, possession and insurance, taking loans under the name of **Michael Brudevold Hansen** or his name, endowment either for himself or third party. To act on my behalf in relation to any home finance loan or mortgage associated with any property in the **United Arab Emirates;** (" the Loan") and to represent me before the lender, being a bank or other financial institution, and to execute in loans under the name of **Michael Brudevold Hansen** and on my behalf all documents in relation to the loan including but not limited to documents relating to the application, transfer, registration , discharge or

أنا الموقع/ **الــسيد. تــوم كجــاير**، دنمــاركي الجنــسية، واحمــل جــواز ســفر رقــم. (203638282)، بصفتي وكيل عــن **مايكــل برودفولد هينسين**، يحمل جواز سفر دنماركي رقم. (**204917321**) بموجبه أعــين الــسيد/ ***كريستيان ايلينتوفت***، دنماركي الجنسية يحمل جواز سفر رقـــــم (**201153333**)، وكيلا عني وأفوضه بالصلاحيات التالية:-

1 شراء وبيع وتاجير ورهن العقارات بما فيها العقارات، تولي الممتلكات والأموال المنقولة والعقارية، وعلى وجه الخصوص العقارات والأسهم والسندات بالتداول والاستثمار والاعمار والبناء والهدم والتطوير والصيانة والاصلاح والترميم والتجديد والتأمين والتأجير والبيع والدمج والبدل والإخلاء والشراء وتسجيل الرهن والامتلاك والتأمين واخذ القروض باسمي او باسمه والوقف سواء لنفسه او للغير؛ والتصرف نيابة عني فيما يختص باي قرض تمويل بيت او الرهن فيما يتعلق باي عقار في **الامارات العربية المتحدة** _("القرض")، وتمثيلي امام الجهة المُقرضة سواء كانت بنك او اي مؤسسة مالية اخرى وتحرير جميع المستندات باسم **مايكل برودفولد هينسين**، ونيابة عني فيما يتعلق بالقرض بما فيها على سبيل المثال لا الحصر المستندات الخاصة بالطلبات او نقل الملكية والتسجيل اوالاعفاء او سداد الدين و استلام

محاكم دبي
DUBAI COURTS
26 JUL 2012
الكاتب العدل
Notary Public

redemption of the Loan, and to receive documentation relating to the loan on my behalf and to pay to the lender and / or receive funds from the lender on my behalf; to add or delete any name on the property; to purchase any property under our joint or individual name; to negotiate, register, transfer the specific property or any property at Land Department to dispose my share in inheritance by sale or assignment to himself or any other party ; to collect title deeds of the properties.

المستندات الخاصة بالقرض نيابة عني والتسديد للمقرض و / او قبض الاموال من المقرض نيابة عني، كما وله حق اضافة او حذف اي اسم بالعقار، وحق شراء اي عقار باسمنا بالتضامن او منفردا، وله ان يتفاوض ويسجل ويحول ملكية العقار المحدد او اي عقار اخر لدى دائرة الاراضي ***والاملاك*** وحق التصرف في حصتي في الميراث بكافة اوجه التصرف بالبيع او التنازل لنفسه او للغير واستلام صكوك الملكية الخاصة بالعقارات.

2 To establish and construct shops, establishments and commercial companies of all kinds either civil or industrial, to enter in the same, purchase cash and kind shares, to sell and assign the same either for himself or for any third party, to open branches of the same , to sign on the termination and liquidation of any company in my personal name or in the name of any of my companies, any established company or with the others; to appoint liquidator, to establish and manage any company or civilian/ commercial business in the UAE, in my individual name or in the name of any of my companies or in the partnership with the others, to sign on partnership contracts and its amendments whatsoever, to select the trade name, to register the companies and declaring them and complete all its transactions, in general to open, set up, close and amend companies; to supply and recruit staff, labours and servants and to dismiss them from service. To apply for and do all matters related to issuing residence or visiting visas; and do all acts that may be required thereto; he shall have the right to conclude contracts with himself.

تأسيس وإنشاء المحلات والمؤسسات والشركات التجارية وبأنواعها المدنية والصناعية وابرام العقود الخاصة بها وشراء الحصص النقدية والعينية وبيعها والتنازل عنها سواء لنفسه او للغير وفتح افرع للشركات وله الحق في التوقيع على الغاء وتصفية اي شركة باسم **مايكل برودفولد هينسين**، او باسم اى شركة من شركاتي او باسم اي شركة قائمة او مع اخرين؛ وله في سبيل ذلك ان يقوم بتعيين المصفي القانوني، وله الحق في تاسيس وادارة اي شركة او اي عمل تجاري او مدني سواء داخل دولة الامارات العربية المتحدة باسم **مايكل برودفولد هينسين**، المنفرد او باسم احدى شركاتي او بشراكة مع اخرين والتوقيع على عقود الشراكة وملحقاتها من اي نوع كانت، واختيار الاسم التجاري وتسجيل الشركات واشهارها وانهاء المعاملات الخاصة بها، وبشكل عام فان له حق فتح وتاسيس واغلاق وتعديل الشركات؛ واستقدام وتعيين الموظفين والعمال والمستخدمين وصرفهم من الخدمة. كما له ان يتقدم بالطلبات واجراء جميع المسائل المتعلقة باصدار تاشيرة اقامة او زيارة، وعمل كل ما يلزم في هذا الخصوص، وله حق ابرام العقود مع نفسه. 2

3 To act in the trade, professional or industrial, tourist license or otherwise by assignment or mortgage or redeem mortgage whether to himself or others under the conditions as deemed proper by him for his confirmation to receive the value of the selling in cash or by cheques and encash the same from banks.

3 التصرف في الرخصة التجارية أو المهنية أو الصناعية أو السياحية وغيرها بالتنازل أو الرهن و فك الرهن سواء لنفسه أو للغير بالشروط التي يراها ويقرها ويقبل بها وذلك من اجل قبض قيمة البيع نقدا أو بشيكات وصرفها من البنوك.

4 To execute the procedures related to surveying, inspection, checking, review, audit, issue licenses, permits, plans, title deeds and documents, membership certificates and also entry and registration procedures, correcting, erasing, deleting and canceling procedures.

4 القيام بإجراءات المعاينة والكشف والمسح والمراجعة والتدقيق واستخراج الرخص والتراخيص والمخططات وسندات ووثائق الملكية وشهادات العضوية وكذلك إجراءات القيد والتسجيل والتصحيح والمحو والشطب والالغاء.

5 To receive rights and dues either financial or in kind, prices, rents, insurances, compensations, debts, inherited money, pensions whether amicably or judicially, and also to fulfill in return and pay the prices, rights of others, rents, wages, salaries, fees, taxes, insurances, compensations, allowances and penalties.

5 قبض الحقوق والاستحقاقات المالية والعينية والأثمان والإيجارات والتأمينات والتعويضات والأموال الموروثة والمعاشات والديون رضاء أو قضاء والوفاء بالمقابل بالأثمان وحقوق الغير والإيجارات والأجور والمرتبات والرسوم والضرائب والتأمينات والتعويضات والبدلات والغرامات

6 To open, close and manage the existing and new accounts of all types in the banks in **United Arab Emirates Arab Emirates,** in loans under the name of **Michael Brudevold Hansen** or the names of the shops, establishments, commercial and civil and industrial companies which are established for the executor by the attorney, to operate such accounts by draw, cash deposit and or by cheques, remittances and obtain credit through the same in the form of facilities, loans, guarantees and warranties, also

6 حق فتح وإغلاق وادارة الحسابات القائمة والجديدة على أنواعها لدى المصارف في دولة **الامارات العربية المتحدة** باسم **مايكل برودفولد هينسين،** أو بأسماء المحال والمؤسسات والشركات التجارية والمدنية والصناعية المنشأة للموكل من قبل الوكيل وبمعرفته وإدارة هذه الحسابات بالسحب او بالإيداع النقدي أو بموجب الشيكات والحوالات والحصول على الائتمان من خلالها على هيئة تسهيلات وقروض وضمانات وتعهدات وكذلك في فتح الاعتمادات وربط الودائع وتسييلها وفي

to open credits, fix and liquidate the deposits, to receive endorse, and encash cheques and all bank transactions and lease and use safes and boxes, repeal investment and close accounts.

7. To represent me and to sign before all natural and corporate individuals, ministries, authorities, committees, real estate registration offices, all real estate development companies including but not limited to Select Group, Pacific Limited Dubai Properties, Department of Land, Union Properties, Tameer Holding, Union Properties, Emaar property, Damac Properties, RERA, Dewa, Nakheel property, Deyaar Development, Properties Investments LLC, councils, references, Amlak Finance, Immigration Department, and Ministry of Labor and Social Affairs government and civil departments, chambers of commerce and industry, authorities of interior, borders, seaports, customs, traffic, public prosecutions, courts, Dubai Police, Notary Publics, DU, Etisalat and appoint the advocates, to submit petitions and applications and file cases, to follow legal procedures before all courts of different grades of first instance, appeal and cassation, to defend in the same, to hand over and receive documents, notices, apologies, experts' reports, services and legal papers, to confirm the claimed right, assign the same, settlement, arbitration, deny, release, drop, terminate, and abandon litigation, to apply to

استلام وقبض الشيكات والحـــوالات والـــسندات وتظهيرها وصرفها وفي شتى وسائر المعاملات المصرفية بما في ذلك استئجار الخزائن الحديدية واستخدامها وإلغاء الاستثمار وغلـــق الحـــسابات وإقفالها.

7 تمثيلي وله حق التوقيع لدى عموم الأشخاص الطبيعيين والاعتباريين والوزارات والهيئـــات واللجان ومكاتب التسجيل العقـــاري وكافـــة شركات التطوير العقاري بما فيها على سبيل المثال لا الحصر سيليكت جروب وباســيفيك ليمتد دبي العقارية تعمير القابضة للاســـتثمار الاتحاد العقارية، دائرة الاراضى والامـــلاك، تعمير القابضة اتحاد العقارية واعمار العقارية وداماك العقارية مؤسسة الاستثمار العقاريـــة ونخيـــل العقاريـــة ديـــوا وديـــار للتطـــوير وبروبيرتيز انفـــستمنتس "ذ.م.م" والمجـــالس والمراجع واملاك للتمويل الهجرة والجوازات ووزارة العمل والشئون الاجتماعية والـــدوائر الحكومية والمدنية وغرف التجارة والصناعة وســـلطات الداخليـــة والحـــدود والمـــوانئ والجمارك والمرور والنيابات العامة والمحاكم وشرطة دبي والكتاب العدول، دو، اتصالات، وتعيين المحامين وتقديم العرائض والطلبـــات وفتح القضايا ومتابعة الاجـــراءات القانونيـــة امام كافة المحاكم بمختلف درجاتها ابتـــدائي واستئناف ونقض (أو تمييز) وتـــسليـــــــــم وتسلـــــــــم المستندات والمـــذكرات والإنذارات والاعذارات وتقـــارير الخبـــراء والإعلانات والأوراق القضائية وفي الإقـــرار بالحق المدعى به والتنازل عنـــه والتـــسوية والتحكيم فيه والإنكار والإبـــراء والإســـقاط والانهاء وترك الخصومة وفي طلب تعيـــين

appoint experts and arbitrators, to select them, receive their reports, to ask for oath, accept and reject it, to claim for forgery, to object judges, experts and arbitrators, to leave the deposits and keep debts, to take provisional procedures, to file counter cases, release the same, and proceed all prescribed ways of challenging judgments and decisions by all means of appeal, to plead for reconsideration and cassation, to object and assign judgments either wholly or partially, to assign any way of appeal in the same, to present the real offer, accept it, to withdraw the executive forms of judgments, accept the same, to apply for precautionary and executive attachment, raise it and to take the executive procedures and reject the same.

8 To issue and sign contracts, agreements and power of attorneys of different subjects and contents under the conditions as may be deemed and accepted by him, to issue and sign appendixes, amendment procedures, termination, assignment, applications, issues, correspondences, receipts, releases, receive and pay vouchers, official forms, affidavits, petitions, notifications, notary public notices, to receive and answer the same.

9 To execute accounts procedures, replacement, settlement, handing over and receiving, settlement, dropping and assignment with or without compensation, whether to himself or others.

10 He has the right to receive my profits in the shares, stocks and trusts in all companies and banks and shall have

الخبراء والمحكمين واختيارهم واستلام تقاريرهم وطلب توجيه اليمين وقبولها وردها والادعاء بالتزوير وفي رد القضاة والخبراء والمحكمين وفي ترك التأمينات مع بقاء الدين واتخاذ الإجراءات الاحتياطية وفي إقامة الدعوى المتقابلة والتنازل عنها ومباشرة كافة الطرق المقررة للطعن في الأحكام والقرارات بطرق الاستئناف والتماس إعادة النظر والتقرير بالنقض (أو التمييز) والمعارضة والتظلم والتنازل عن الأحكام كليا أو جزئيا والتنازل عن أية طريقة من طرق الاستئناف فيها وتقديم العرض الحقيقي وقبوله وفي سحب الاستمارات التنفيذية للأحكام وقبولها وفي طلب الحجز التحفظي والتنفيذي ورفعه واتخاذ الإجراءات التنفيذية والرجوع عنها.

8 تحرير وتوقيع العقود والاتفاقيات والتوكيلات على اختلاف مواضيعها ومضامينها وبالشروط التي يراها ويقرها ويقبل بها وكذلك تحرير وتوقيع الملاحق وإجراءات التعديل والانهاء والتنازل والطلبات والمحررات والمراسلات والإيصالات والمخالصات واستلام وسداد سندات الصرف والقبض والنماذج الرسمية والإقرارات والعرائض والإخطارات والإنذارات العدلية وتلقيها والرد عليها.

9 إجراء المحاسبة والبدل والمقايضة والتسوية والتسليم والاستلام والصلح والأداء والإسقاط والتنازل بعوض أو بغير لنفسها أو للغير.

10 وله الحق في قبض واستلام أرباحي من الأسهم والسندات والودائع في كافة الشركات والبنوك

the right to dispose in the same by buying and selling. To collect my degrees and transcript of marks or any documents from the university. To collect NOC from the related authority

11 To sell, buy and collect vehicles in loans under the name of **Michael Brudevold Hansen** or his name and dispose any vehicles owned by me in any way whatsoever, to rent, assign to his name or any third party and receive the prices, renew the ownership of the same, drive the same inside and outside the state, to authorize others to ship and drive the same.

12 To delegate the others with the above-mentioned powers or part of them and to appoint and dismiss advocates and agents time after time. To revoke power of attorneys.

13. This power of attorney is as per executant's opinion, says and acts.

14 This Power of Attorney shall be valid inside **the United Arab Emirates ,** and I accordingly sign herein.

Executant

وله حق التصرف في جميع ذلك شراء وبيعـا. كما له الحق فـي استلام شـهادتي وسـجل الدرجات الدراسية او اي مستندات من الجامعة. وحق استلام خطابات عدم الممانعة من الجهات المعنية

11 بيع و شراء واستلام السيارات باسم **مايكـل برودفولد هينسين،** او اسمه والتـصرف بأي سيارة مملوكة لي بكافة أوجه التـصرف الإيجار والتنازل لاسمه او لاي طرف اخـر وقبض الثمن وتجديد ملكيتها وقيادتها داخـل وخارج الدولة وتسفيرها وتوكيل الغير للقيـام بشحنها او قيادتها .

12 توكيل الغير بالصلاحيات أعلاه أو بجزء منها وتوكيل وعزل المحامين والوكلاء المرة تلـو المرة. والغاء التوكيلات

13 هذا التوكيل مفوض لـرأي الوكيـل وقولـه وفعله.

14 يسري العمل بهذا التوكيـل فـي **الامـارات العربية المتحدة ،** وعليه أوقع على ما جـاء بهذا السند.

الموكـــــل

محاكم دبي
DUBAI COURTS
26 JUL 2012
الكاتب العدل
Notary Public